                         MADISON BANCSHARES GROUP, LTD.
                              MADISON BANK BUILDING
                            1767 SENTRY PARKWAY WEST
                          BLUE BELL, PENNSYLVANIA 19422

                                ----------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 15, 2001

                                -----------------


TO OUR SHAREHOLDERS:

         NOTICE IS HEREBY GIVEN THAT the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Madison Bancshares Group, Ltd. (the "Corporation") will be held on May 15, 2001 at 3:00 p.m., at Madison Bank Building, 1767 Sentry Parkway West, Blue Bell, PA 19422 to consider and act upon:

         1. The election of four (4) Class III Directors to serve until the Annual Meeting of Shareholders in 2004;

         2. The ratification of the selection of Deloitte & Touche LLP as the Corporation's auditors for the 2001 fiscal year; and

         3. The transaction of such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

         Shareholders of record of the Corporation at the close of business on April 6, 2001 will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.

         All shareholders are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please complete and sign the enclosed proxy card and return it promptly to the Corporation in the enclosed envelope, which requires no postage if mailed in the United States. At any time prior to their being voted, your proxy is revocable by delivering written notice to the Corporation in accordance with the instructions set forth in the Proxy Statement or by voting at the Annual Meeting in person.

         Please complete, sign and return the enclosed proxy card in the accompanying envelope promptly, whether or not you plan to attend the Annual Meeting.


April 20, 2001

                                                           Philip E. Hughes, Jr.
                                                           Secretary

                                TABLE OF CONTENTS
                                                                            Page

PROXY STATEMENT...............................................................1
   General Information........................................................1
   Voting and Revocability of Proxies.........................................1
   Solicitation of Proxies....................................................1
   Voting Securities and Holders Thereof......................................2
   Shareholder Proposals for the 2001 Annual Meeting..........................2
   Nominations for Directors for the 2001 Annual Meeting......................2
   Nominations for Directors for the 2002 Annual Meeting......................3
   COMPLIANCE WITH SECTION 16(a)
           OF THE SECURITIES EXCHANGE ACT OF 1934.............................3

PROPOSAL I

   ELECTION OF DIRECTORS......................................................4
   Information Concerning Nominees and Continuing Directors...................4
   Nominees...................................................................4
   RECOMMENDATION OF THE CORPORATION'S BOARD OF DIRECTORS.....................6

VOTING SECURITIES AND PRINCIPAL HOLDERS.......................................7
   Security Ownership of Management and Beneficial Owners.....................7
   Board Committees...........................................................8
   Executive Committee........................................................8
   Audit Committee............................................................8
   Executive Compensation/Stock Option Committee..............................8
   Audit Committee Report.....................................................9

EXECUTIVE COMPENSATION; RELATED PARTY TRANSACTIONS; AND
   CERTAIN INFORMATION CONCERNING OFFICERS...................................10
   Executive Compensation....................................................10
   Summary Compensation Table................................................10
   Option Grants in Last Fiscal Year.........................................12
   Employment Agreements.....................................................12
   Related Party Transactions................................................13
   Other Officers............................................................14

PROPOSAL II

   PROPOSAL TO RATIFY SELECTION OF
   DELOITTE & TOUCHE LLP AS
   INDEPENDENT PUBLIC ACCOUNTANT.............................................15
   RECOMMENDATION OF THE CORPORATION'S BOARD OF DIRECTORS....................15
   Audit Fees................................................................15
   All Other Fees............................................................15

OTHER MATTERS................................................................16

EXHIBIT "A"
   AUDIT COMMITTEE CHARTER...................................................17

                         MADISON BANCSHARES GROUP, LTD.
                              MADISON BANK BUILDING
                            1767 SENTRY PARKWAY WEST
                          BLUE BELL, PENNSYLVANIA 19422

                                -----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held on May 15, 2001

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


General Information

       This Proxy Statement has been prepared and is being distributed in connection with the solicitation by the Board of Directors of Madison Bancshares Group, Ltd. (the "Corporation") of proxies in the enclosed form for use at the Annual Meeting of Shareholders of the Corporation to be held on May 15, 2001 at 3:00 p.m., at the Madison Bank Building, 1767 Sentry Parkway West, Blue Bell, PA 19422, and at any adjournment or postponement thereof. (Such meeting and any adjournment or postponement thereof will be hereinafter referred to as the "Annual Meeting.") This Proxy Statement is being first given or sent to shareholders of the Corporation on or about April 20, 2001.

Voting and Revocability of Proxies

       Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted FOR the election of the nominees for Directors named herein, and FOR the ratification of the selection of Deloitte & Touche LLP as the Corporation's outside auditors described in this Proxy Statement in the manner stated in the accompanying proxy. As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business properly comes before the Annual Meeting, the persons designated in the enclosed proxy will vote on such business in accordance with their best judgment.

       Any shareholder who executes and returns a proxy may revoke it at any time before it is exercised by (i) delivering to E. Cheryl Hinkle, Assistant Secretary of the Corporation, at the principal executive offices of the Corporation at 1767 Sentry Parkway West, Blue Bell, PA 19422, either an instrument revoking the proxy, or a duly executed proxy bearing a later date, or
(ii) by attending the Annual Meeting and voting in person.

Solicitation of Proxies

       The enclosed proxy is being solicited by the Board of Directors of the Corporation for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Corporation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram or other means by directors, officers, employees and management of the Corporation; however, such persons will not receive any fees for such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by them, and such custodians may be reimbursed for their expenses.

Voting Securities and Holders Thereof

       As of the close of business on April 6, 2001, the record date for voting at the Annual Meeting, the Corporation had outstanding 2,091,320 shares of common stock, par value $1.00 per share (the "Common Stock"), held by approximately 238 shareholders of record. The actual number of beneficial holders of the Corporation's Common Stock is believed to be higher. Holders of Common Stock are entitled to one vote per share on all matters to be voted upon at the Annual Meeting. As of the date hereof, there are no other classes of the Corporation's capital stock issued or outstanding.

Shareholder Proposals for the 2001 Annual Meeting

       Any shareholder who intends to present a proposal for consideration at the Corporation's 2001 Annual Meeting must have, on or before December 22, 2000, submitted his proposal to the Corporation and notified the Corporation that he intends to appear personally at the 2001 Annual Meeting to present his proposal in order to have the Corporation consider the inclusion of such proposal in the Corporation's 2001 Proxy Statement and form of proxy relating to the 2001 Annual Meeting. Shareholders are referred to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for information concerning the content and form of such proposal and the manner in which such proposal must be made.

       The Corporation intends to exercise discretionary voting authority over any proposal presented at the 2001 Annual Meeting, but not included in the Corporation's proxy statement and form of proxy relating to that meeting, unless the presenting shareholder notified the Corporation of such proposal on or before April 6, 2001.

Nominations for Directors for the 2001 Annual Meeting

       Nominations for election to the Board of Directors at the 2001 Annual Meeting may be made only in writing by a shareholder entitled to vote at the 2001 Annual Meeting of Shareholders. Such nominations must be sent to the Chairman or President of the Corporation at the following address: Madison Bancshares Group, Ltd., 1767 Sentry Parkway West, Blue Bell, Pennsylvania 19422. Nominations for the 2001 Annual Meeting must be received not less than 14 days nor more than 50 days prior to the date of the 2001 Annual Meeting. To the extent known by the nominating shareholder, the nomination shall contain (i) the name and address of the nominee; (ii) the principal occupation of each proposed nominee; (iii) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; (iv) the name and residence of the nominating shareholder; and (v) the number of shares of the Corporation's capital stock owned by the nominating shareholder. In the event that less than twenty-one days notice of the 2001 Annual Meeting is given to shareholders, shareholder nominations to the Board of Directors shall be mailed or delivered to the Chairman or President of the Corporation not later than the close of business on the seventh day following the date on which the notice of the 2001 Annual Meeting was mailed to shareholders.

Shareholder Proposals for the 2002 Annual Meeting

       Any shareholder who intends to present a proposal for consideration at the Corporation's 2002 Annual Meeting must, on or before December 22, 2001, submit his proposal to the Corporation and notify the Corporation that he intends to appear personally at the 2002 Annual Meeting to present his proposal in order to have the Corporation consider the inclusion of such proposal in the Corporation's 2002 Proxy Statement and form of proxy relating to the 2002 Annual Meeting. Shareholders are referred to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), for information concerning the content and form of such proposal and the manner in which such proposal must be made.

Nominations for Directors for the 2002 Annual Meeting

       Nominations for election to the Board of Directors at the 2002 Annual Meeting may be made only in writing by a shareholder entitled to vote at the 2002 Annual Meeting of Shareholders. Such nominations must be sent to the Chairman or President of the Corporation at the following address: Madison Bancshares Group, Ltd., 1767 Sentry Parkway West, Blue Bell, Pennsylvania 19422. Nominations for the 2002 Annual Meeting must be received not less than 14 days nor more than 50 days prior to the date of the 2002 Annual Meeting. To the extent known by the nominating shareholder, the nomination shall contain (i) the name and address of the nominee; (ii) the principal occupation of each proposed nominee; (iii) the total number of shares of capital stock of the Corporation that will be voted for each proposed nominee; (iv) the name and residence of the nominating shareholder; and (v) the number of shares of the Corporation's capital stock owned by the nominating shareholder. In the event that less than twenty-one days notice of the 2002 Annual Meeting is given to shareholders, shareholder nominations to the Board of Directors shall be mailed or delivered to the Chairman or President of the Corporation not later than the close of business on the seventh day following the date on which the notice of the 2002 Annual Meeting was mailed to shareholders.

                          COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Exchange Act requires the Corporation's directors, certain of its officers and persons who own more than ten percent of the Corporation's Common Stock (collectively, the "Reporting Persons") to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Corporation with copies of these reports.

       Based on the Corporation's review of the copies of these reports received by it, and representations received from Reporting Persons, the Corporation believes that, all filings required to be made by the Reporting Persons for the period January 1, 2000 through December 31, 2000 were made on a timely basis, except that Messrs. Reape, DeLisi and O'Donoghue each filed one Form 4 late with respect to one transaction.

       The Corporation will provide, without charge, to each person or shareholder, upon written request of any such person, additional copies of the Corporation's 2000 Annual Report on Form 10-KSB, as well as exhibits and the Financial Statements thereto. Any such request should be delivered to E. Cheryl Hinkle, Assistant Secretary, Madison Bancshares Group, Ltd., 1767 Sentry Parkway West, Blue Bell, PA 19422.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

Information Concerning Nominees and Continuing Directors

       The Corporation's By-Laws provide for the classification of Directors into three classes, as nearly equal in number as possible, with approximately one-third of the Directors to be elected annually for three-year terms. At the Annual Meeting, there will be four (4) persons elected as Class III Directors for terms expiring in 2004. All four (4) of the persons nominated for election as Class III Directors are presently serving as Directors of the Corporation.

       All Directors are elected for a three year term, with Class II Directors to be elected in 2002 and Class I Directors to be elected in 2003.

       Set forth below is certain information with respect to each of the nominees for election to the Board of Directors at the Annual Meeting as well as each of the other continuing Directors, including name, age, the period during which such person has served as a Director of the Corporation, such person's principal occupation and employment during the past five years and the amount and percentage of the Corporation's Common Stock beneficially owned by such person. It is the intention of the persons named in the accompanying form of proxy to vote for all those nominees listed below.

       Each of the persons listed below as nominees has agreed to be named as a nominee for Director in this Proxy Statement and has consented to serve as a Director if elected. The Corporation expects all nominees to be willing and able to serve. The Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated and who, for any reason, becomes unavailable for election as a Director. If any of the nominees shall become unable to serve, the persons designated in the enclosed Proxy Card will vote for the election of such other person or persons as the Board of Directors may recommend.

Nominees

       Vito A. DeLisi, age 52, has served as a Director of the Corporation since 1989 and President and Chief Executive Officer of the Corporation since 1996 and President, Chief Executive Officer and Director of Madison Bank, a wholly-owned subsidiary of the Corporation (the "Bank"), since 1989. Mr. DeLisi also serves as Chairman of the Executive Committee.

       Francis R. Iacobucci, age 71, has served as a Director of the Corporation since 1988 and the Bank since 1989. Mr. Iacobucci also serves as a member of the Executive Compensation/Stock Option Committee. Mr. Iacobucci is President and co-founder of the Iacobucci Organization and Consolidated Carpenters, Inc., builder of residential housing and commercial and industrial complexes.

       Donald J. Reape, age 64, has been a Director of the Corporation and the Bank since 1994. Mr. Reape serves as a member of the Executive Committee. Mr. Reape is President of Donald J. Reape and Associates, a real estate company specializing in appraisals, mortgage banking and development.

       Salvatore S. Paone, age 56, has been a director of the Corporation and the Bank since 1998. Mr. Paone serves as a member of the Executive Compensation/Stock Option Committee. Mr.

Paone is President of S. Paone Inc., S. Paone Realty Inc., P.C.I. Builders, Inc., S. Paone Homes Corp. and S.T.M., Inc. Mr. Paone also is General Partner in various real estate businesses throughout the Philadelphia area.

Continuing Directors

Class I Directors:

       Blaine W. Scott, III, age 74, has been a Director of the Corporation since 1988 and the Bank since 1989. Mr. Scott also serves as a member of the Executive, Audit and Executive Compensation/Stock Option Committees. Mr. Scott is President and Chief Executive Officer of Upper Merion Investment Corporation, a real estate and restaurant management company. Mr. Scott is also Secretary/Treasurer and Chief Financial Officer of Baron's Inne. Mr. Scott was formerly a Trustee of Valley Forge Military Academy and College and Temple University and a member of the Pennsylvania Republican State Committee. Mr. Scott is a Director Emeritus of the King of Prussia Chamber of Commerce.

       Philip E. Hughes, Jr., age 52, has served as a Director of the Corporation since 1988 and the Bank since 1989. Mr. Hughes also serves as Secretary/Treasurer and Chief Financial Officer of the Corporation, Vice Chairman and Treasurer of the Bank and a member of the Executive and Chairman of the Executive Compensation/Stock Option Committees. Mr. Hughes is an attorney at law, a certified public accountant and Director of Taxation of Schiffman Hughes Brown, a regional certified public accounting firm. Mr. Hughes serves on the Board of the Philadelphia Senior Center and formerly served on the Board of Trustees of LaSalle University and Chairman of the Board of Trustees of the Roxborough YMCA.

       Kathleen A. Kucer, M.D., age 49, has been a Director of the Corporation since 1988 and the Bank since 1989. Dr. Kucer also serves as a member of the Executive and Audit Committees. Dr. Kucer is Chairman of the Department of Dermatology at Grand View Hospital and the author of scholarly articles on the subject of Dermatology. Dr. Kucer conducts skin cancer prevention screenings for the Grand View Community and is an active contributor to Aid for Friends and St. Rose of Lima Church.

Class II Directors:

       Peter DePaul, age 73, has served as a Director of the Corporation since 1988 and the Bank since 1989. Since March, 1996, he has served as Chairman of the Board of Directors of the Corporation and of the Bank. Mr. DePaul also serves as a member of the Executive, Audit and Executive Compensation/Stock Option Committees. Mr. DePaul is the Managing Partner of the DePaul Group of Companies, headquartered in Blue Bell, Pennsylvania, specializing in the real estate, construction, health care and hospitality industries. In addition, Mr. DePaul serves on the Board of Trustees of Temple University, the Board of Directors of the Philadelphia Heart Institute of Presbyterian Hospital and the Board of Directors of Independence Blue Cross. Mr. DePaul is the brother-in law of Michael O'Donoghue, who is a Director of the Corporation.

       Arnold M. Katz, CLU, age 61, has served as a Director of the Corporation since 1988 and the Bank since 1989. Mr. Katz also serves as a member of the Executive Committee and Executive Compensation/Stock Option Committee. Mr. Katz is President of Brokerage Concepts, Inc., a distributor of life and health insurance and the largest privately-held third party administrator in America . Mr. Katz is Chairman of the Board of Brokers Service, Inc. and the president of several companies in the life and health insurance field. Mr. Katz serves as a member of the executive committee of the Police Athletic League, the Board of Trustees of Albert Einstein Health Care Foundation and the Golden Slipper Foundation.

       Lorraine C. King, M.D., age 59, has served as a Director of the Corporation since 1988 and the Bank since 1989. Dr. King serves as a member of the Audit and Executive Compensation/Stock Option Committees. Dr. King specializes in the field of reproductive endocrinology and infertility and is President of L.C. King M.D., P.C. and Diagnostic Endocrinology Associates. Dr. King is a member of the Philadelphia College of Physicians and an Associate Professor of OB/GYN. Dr. King is also a staff physician at Thomas Jefferson University Hospital and the author of scholarly articles on the subject of reproductive endocrinology.

       Michael O'Donoghue, age 58, has served as a Director of the Corporation and the Bank since 1991. Mr. O'Donoghue serves as a member of the Executive Committee and Executive Compensation/Stock Option Committee. Mr. O'Donoghue is a senior partner in the law firm of Wisler, Pearlstine, Talone, Craig, Garrity and Potash located in Blue Bell, Pennsylvania. Mr. O'Donoghue serves as a member of the Board of Directors of the Southeastern Pennsylvania Transportation Authority (SEPTA). Mr. O'Donoghue formerly served on the Board of Directors of the Montgomery County Bar Association and as editor of the Montgomery County Law Reporter. Mr. O'Donoghue is the brother-in-law of Peter DePaul, who is the Chairman of the Corporation and the Bank.

             RECOMMENDATION OF THE CORPORATION'S BOARD OF DIRECTORS

       The Board of Directors of the Corporation recommends that shareholders vote FOR these nominees.
     ---

                     VOTING SECURITIES AND PRINCIPAL HOLDERS

Security Ownership of Management and Beneficial Owners

       The following table sets forth information as of April 6, 2001 with respect to the shares of the Corporation's Common Stock beneficially owned by each director and executive officer of the Corporation, by all directors and executive officers as a group and by each person who is known by the Corporation to own beneficially 5% or more of the Corporation's Common Stock (based on 2,091,320 shares of the Corporation's Common Stock outstanding as of April 6,
2001). The information in the table concerning persons known by the Corporation to own beneficially 5% or more of the Corporation's Common Stock is derived, without independent investigation on the part of the Corporation, from the most recent filings made by such persons with the Securities and Exchange Commission on Schedule 13D and Schedule 13G pursuant to Rule 13d-3 of the Exchange Act.


                                            Shares Beneficially    Percentage of
Name                                             Owned (1)           Class (1)
----                                             ---------           ---------
Vito A. DeLisi (2)                                  142,812             6.4%
Peter D. DePaul (3)                                 177,629             8.4%
Philip E. Hughes, Jr. (4)                            46,792             2.2%
Francis R. Iacobucci (5)                             57,359             2.7%
Arnold M. Katz (6)                                  169,095             8.0%
Lorraine C. King, M.D. (7)                           41,944             2.0%
Kathleen A. Kucer, M.D. (8)                          33,356             1.6%
Michael O'Donoghue (9)                               17,444             1.0%
Donald J. Reape (10)                                 37,191             1.8%
Blaine W. Scott, III (11)                            24,691             1.2%
Salvatore Paone (12)                                129,000             6.1%
All Directors and executive officers as             928,021             41.4%
a group (13 persons)
----------------------------------
 *   Less than one (1%) percent.
(1) Calculated in accordance with Rule 13d-3 of the Exchange Act. The address for all persons listed in the above table is c/o Madison Bancshares Group, Ltd., Madison Bank Building, 1767 Sentry Parkway West, Blue Bell, Pennsylvania 19422.
(2) Includes 123,478 immediately exercisable options to purchase shares of the Corporation's Common Stock ("Options").
(3)  Includes 33,500 immediately exercisable Options.
(4)  Includes 16,397 immediately exercisable Options.
(5)  Includes 10,000 immediately exercisable Options.
(6)  Includes 24,192 immediately exercisable Options.
(7)  Includes 10,000 immediately exercisable Options.
(8)  Includes 12,346 immediately exercisable Options.
(9)  Includes 7,000 immediately exercisable Options.
(10) Includes 9,250 immediately exercisable Options.
(11) Includes 11,920 immediately exercisable Options.
(12) Includes 6,250 immediately exercisable Options.

Board Committees

       The Corporation's Board of Directors has standing Executive, Audit, and Executive Compensation/Stock Option Committees.

       Executive Committee. The Executive Committee is composed of the following
Directors: Messrs. DeLisi (Chairman), DePaul, Hughes, Katz, O'Donoghue, Reape, Scott and Dr. Kucer. The Executive Committee is authorized by the entire Board of Directors to exercise all of the authority of the Board in the management of the Corporation between Board meetings, unless otherwise provided in the Corporation's by-laws. Given the frequency of meetings of the full Board of Directors in 2000, the Executive Committee did not separately meet during 2000.

       Audit Committee. The Audit Committee is composed of the following independent Directors: Messrs. Hughes (Chairman), DePaul, and Scott and Dr. Kucer. The Audit Committee provides general financial oversight in financial reporting and the adequacy of the Corporation's internal controls through periodic meetings with the Corporation's management and its independent auditors. The Audit Committee held two meetings during 2000. Additionally, the Audit Committee adopted a formal written Audit Committee Charter (the "Written Charter") and reviewed and reassesed the adequacy of the Written Charter in the fiscal year ended December 31, 2000. A copy of the Written Charter accompanies this Proxy Statement as Exhibit "A".

       Executive Compensation/Stock Option Committee. The Executive Compensation/Stock Option Committee is composed of the following Directors:
Messrs. DePaul, Iacobucci, Hughes (Chairman), Paone, O'Donoghue, Katz and Dr. King. The Executive Compensation/Stock Option Committee provides general oversight in all employee personnel matters through periodic meetings with management of the Corporation. The Executive Compensation/Stock Option Committee held two meetings during 2000.

       The Corporation does not have a standing nominating committee.

       During 2000, the Corporation's Board of Directors held 13 meetings. Of the continuing directors and nominees, no director attended fewer than 75% of the aggregate number of meetings of the Board of Directors of the Corporation and the Bank and meetings of the committees on which such director served.

       Notwithstanding anything to the contrary set forth in the Corporation's filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate other filings with the Securities and Exchange Commission, including this Proxy Statement, in whole or in part, the following report shall not be deemed incorporated by reference into any such filings.

Audit Committee Report

       For the fiscal year ended December 31, 2000, the Board of Directors has reviewed and discussed the audited financial statements with management and the Corporation's independent auditors. The Board of Directors also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Board of Directors has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.

       Based on the reports and discussions described in this Report, and subject to the limitations on the role and responsibilities of the Board of Directors referred to below, the Board of Directors recommended that the audited financial statements be included in the Annual Report on Form 10- KSB for the fiscal year ended December 31, 2000.

                                                        Audit Committee:

                                                        Philip Hughes, Chairman
                                                        Peter D. DePaul
                                                        Kathleen A. Kucer, M.D.
                                                        Blaine Scott, III

             EXECUTIVE COMPENSATION; RELATED PARTY TRANSACTIONS; AND
                     CERTAIN INFORMATION CONCERNING OFFICERS

Executive Compensation

       The following table shows the annual compensation of the Chief Executive Officer of each of the Corporation and the Bank and the Corporation's three most highly compensated executive officers for the fiscal years 2000, 1999 and 1998.

                           Summary Compensation Table

                                                                                                 Long-Term
                                                                           Other            Compensation Awards
                                                                          Annual      -------------------------------
                                               Annual Compensation        Compen-        Securities
                                            ------------------------      sation         Underlying        All other
        Name & Principal           Year     Salary ($)     Bonus ($)        ($)       Options/SARs (#)   Compensation
          Position (a)              (b)         (c)           (d)         (e)(1)            (g)             ($) (i)
       -----------------        ---------------------------------------------------------------------------------------
Vito A. DeLisi                     2000     $235,000       $75,000        $6,000           7,500          $73,995(2)
President and Director of the      1999      175,000        75,000         6,000               0            7,595(3)
Corporation; President, Chief      1998      175,000        60,000         6,000               0           10,568(4)
Executive Officer and Director
of the Bank


Thomas J. Coletti                  2000     $135,000       $22,500           0             5,000          $31,945(5)
Executive Vice President of        1999      125,000       $22,500           0                 0            4,464(6)
the Bank                           1998      112,875        18,000           0                 0            3,846(7)




E. Cheryl Hinkle                   2000     $118,804       $18,000        $3,600           5,000          $26,620(8)
Senior Vice President and Chief    1999      110,000        15,000         3,600               0            3,183(9)
Financial Officer of the Bank;     1998      100,000        15,000         3,600               0            2,583(10)
Senior Vice President, Assistant
Secretary and Assistant
Treasurer of the Corporation

(1) All amounts listed in this column represent amounts paid to the listed person for their services as a member of the Board of Directors or, in the case of Ms. Hinkle, amounts paid for services in connection with attending meetings of the Board of Directors.

(2) Includes $4,384 paid by the Bank for premiums on life and disability insurance policies. Also includes $3,708 contributed by the Corporation to a defined contribution plan for the benefit of Mr. DeLisi. Also includes $65,903 paid by the Corporation in 2000 in premiums allocated to the term portion of the split-dollar insurance agreement, described below (the "Split Dollar Arrangement"). Under the Split Dollar Arrangement, premiums equivalent, in general terms, to the aggregate annual increase in the cash value of the policies will be advanced by the Corporation and will be required to be repaid to the Corporation, plus 4% interest upon death or termination. All of the Corporation's advances will be collateralized by the aggregate cash value of the policies. The earliest possible date on which the Corporation may terminate the Split Dollar Arrangement and receive back all funds advanced is March 15, 2020.

(3) Includes $3,220 paid by the Bank for premium on life and disability insurance policies for the benefit of Mr. DeLisi and $4,375 contributed by the Corporation to a defined contribution plan for the benefit of Mr. DeLisi.

(4) Includes $6,270 paid by the Bank for premium on life and disability insurance policies for the benefit of Mr. DeLisi and $4,298 contributed by the Corporation to a defined contribution plan for the benefit of Mr. DeLisi.

(5) Includes $895 paid by the Bank for premiums on life insurance policies. Also includes $4,050 contributed by the Corporation to a defined contribution plan for the benefit of Mr. Coletti. Also includes $27,000 paid by the Corporation in 2000 with respect to the Split Dollar Arrangement.

(6) Includes $570 paid by the Bank for premiums on a life insurance policy for the benefit of Mr. Coletti and $3,894 contributed by the Bank to a defined contribution plan for the benefit of Mr. Coletti.

(7) Includes $404 paid by the Bank for premiums on a life insurance policy for the benefit of Mr. Coletti and $3,442 contributed by the Bank to a defined contribution plan for the benefit of Mr. Coletti.

(8) Includes $1,080 paid by the Bank for premiums on life insurance policies. Also includes $3,540 contributed by the Corporation to a defined contribution plan for the benefit of Ms. Hinkle. Also includes $22,000 paid by the Corporation in 2000 with respect to the Split Dollar Arrangement.

(9) Includes $570 by the Bank for premiums on a life insurance policy for the benefit of Ms. Hinkle and $2,613 contributed by the Bank to a defined contribution plan for the benefit of Ms. Hinkle

(10) Includes $253 paid by the Bank for premiums on a life insurance policy for the benefit of Ms. Hinkle and $2,330 contributed by the Bank to a defined contribution plan for the benefit of Ms. Hinkle.

     During 2000, members of the Boards of Directors of the Corporation and the Bank were compensated at the following rates for their services: the Chairman of the Board received $1,000 per Board meeting and $700 per Committee meeting attended; each other Director received $500 per Board meeting and $350 per Committee meeting attended.

     During 2000, an aggregate of $126,650 was paid to directors for their services. No director received more than $29,400.

       Set forth below is information concerning option grants in the year 2000 to the executives named in the above table.

                        Option Grants in Last Fiscal Year
                               (Individual Grants)

-------------------------------------------------------------------------------------------------------------------
                              Number of          Percent of
                              Securities        Total Options
                              Underlying         Granted To        Exercise Or       Market Price
                              Options           Employees in        Base Price        on Date of         Expiration
          Name               Granted (#)         Fiscal Year          ($/Sh)            Grant               Date
-------------------------------------------------------------------------------------------------------------------
Vito A. DeLisi                7,500 (1)             42.8%            $4.25/Sh          $4.25/Sh          12/19/2010
Thomas J. Coletti             5,000 (1)             28.6%            $4.25/Sh          $4.25/Sh          12/19/2010
E. Cheryl Hinkle              5,000 (1)             28.6%            $4.25/Sh          $4.25/Sh          12/19/2010

(1) The options were exercisable upon grant.

Employment Agreements

       Vito A. DeLisi. Mr. DeLisi serves as President and Chief Executive Officer of the Corporation and the Bank pursuant to an agreement dated January 1, 2000, which is for a two-year term and is automatically renewable for consecutive two-year terms unless sixty days prior notice of non- renewal is given by either party. Under the agreement, Mr. DeLisi receives an annual base salary of $235,000, plus a discretionary bonus based upon performance, a car allowance, paid vacation, certain benefits and reimbursement of expenses reasonably incurred in the performance of his duties. The agreement also includes a non-competition clause and provides for severance pay in the amount of $200,000 in certain cases upon termination of employment.

       Thomas J. Coletti. Mr. Coletti serves as Executive Vice President of the Bank pursuant to an agreement dated January 1, 2000, which is for a one-year term and is automatically renewable for consecutive one-year terms unless sixty days prior notice of non-renewal is given by either party. Under the agreement, Mr. Coletti receives an annual base salary of $135,000, plus a discretionary bonus based upon performance, a car allowance, paid vacation, certain benefits and reimbursement of expenses reasonably incurred in the performance of his duties. The agreement also includes a non-competition clause and provides for severance pay in the amount of $100,000 in certain cases upon termination of employment.

       E. Cheryl Hinkle. Ms. Hinkle serves as Senior Vice President and Chief Financial Officer of the Bank and Senior Vice President, Assistant Secretary and Assistant Treasurer of the Corporation pursuant to an agreement dated January 1, 2000, which is for a one-year term and is automatically renewable for consecutive one-year terms unless sixty days prior notice of non-renewal is given by either party. Under the agreement, Ms. Hinkle receives an annual base salary of $118,000, plus a discretionary bonus based upon performance, a car allowance, paid vacation, certain benefits and reimbursement of expenses reasonably incurred in the performance of her duties. The agreement also includes a non-competition clause and provides for severance pay in the amount of $100,000 in certain cases upon termination of employment.

Related Party Transactions

       Except as set forth below, there are no other existing or proposed direct or indirect material transactions between the Corporation or the Bank and any of its officers, directors, promoters, or any associates of the foregoing, outside the ordinary course of the Bank's and the Corporation's business.

       One of the Directors, Peter D. DePaul, owns the Madison Bank Building (the "Building") where the Corporation and the Bank have maintained their principal offices since 1989. The Corporation and the Bank were advised by an independent real estate firm at the outset of the lease for such principal office (the "Lease") that the Lease was on terms which are commercially reasonable and typical of those found for similar leases in the Blue Bell, Pennsylvania area. The Corporation leases approximately 13,381 total square feet on the first floor and 5,237 total square feet on the second floor for its mortgage, compliance, legal and human resource departments. Of the 13,381 square feet of space on the first floor, 3,381 square feet was leased by the Corporation on February 1, 1996 and an additional 1,400 square feet was leased by the Corporation on January 21, 1997. Corporation exercised its second five-year renewal option of its lease, beginning January 1, 2000, and base rental payments increased to $164,700 per annum. The lease provides for a redecoration allowance based on $5.00 per square foot or the sum of $45,395 for each option term which was paid to the Bank in February, 2000. In addition to the base rents referred to above, the Corporation is required to pay its pro rata share of the Building's operating costs, including real estate taxes, water and sewer charges, equipment maintenance charges, exterior maintenance and upkeep, common area electric charges, trash removal, and certain other similar items. For 2000, the amount of such expenses was $41,742. The maximum allocable portion of the Building's operating costs will be approximately $45,612 for 2001. The additional 3,381 square feet are leased at an annual rate of approximately $84,525 for 2001 and increases up to a maximum of $98,894 in year 2005. The additional 1,400 square feet are leased for approximately $35,025 in year 2001 and increases up to a maximum of $40,974 in year 2005. The second floor space of 5,237 square feet was leased at an annual rate of approximately $119,888.

                 Certain of the directors and officers of the Bank, and companies with which they are associated, have and will enter into banking relationships and transactions with the Bank in the ordinary course of business. Any loans to such persons or commitments to make such loans are required by law to be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons of similar creditworthiness. At December 31, 2000, the aggregate amount of such loans was $19,025,518, or 77% of total shareholder's equity. When appropriate, each such banking relationship and transaction has been or will be approved by the Bank's Board of Directors or an appropriate committee thereof with any interested director not voting on such transaction.

Other Officers

                 Set forth below is certain information with respect to Thomas
J. Coletti and E. Cheryl Hinkle, the officers of the Corporation or the Bank who are not also directors of the Corporation or the Bank, including such officers' ages, positions with the Corporation and the amount and percentage of the Corporation's Common Stock, if any, beneficially owned as of April 6, 2001.

                                                                                Corporation's Common Stock
                                                                              Beneficially Owned Directly or
                                                                               Indirectly on April 6, 2001
                                                                               ---------------------------
                                                 Position with the                              Percent of
Name                           Age                  Corporation                   Amount       Outstanding
----                           ---                  -----------                   ------       -----------
Thomas J. Coletti              46     Executive Vice President of the Bank.       30,280(1)        1.1%

E. Cheryl Hinkle               45     Senior Vice President and Chief             20,428(2)          *
                                      Financial Officer of the Bank; Senior
                                      Vice President, Assistant Secretary
                                      and Assistant Treasurer of the
                                      Corporation

------------------------
(1)  Includes 27,134 immediately exercisable Options.
(2)  Includes 19,878 immediately exercisable Options.
*    less than one (1%) percent

                                   PROPOSAL II

                         PROPOSAL TO RATIFY SELECTION OF
                            DELOITTE & TOUCHE LLP AS
                          INDEPENDENT PUBLIC ACCOUNTANT


                 The Board of Directors has selected Deloitte & Touche LLP ("Deloitte & Touche") as independent public accountants to examine and verify the accounts of the Corporation for the 2001 fiscal year, and to report thereon to the Board of Directors and the shareholders. This selection will be submitted for ratification or rejection at the 2001 Annual Meeting.

                 The Corporation's financial statements for the year ended December 31, 2000 were examined by Deloitte & Touche, independent public accountants. The Audit Committee of the Corporation's Board of Directors meets with representatives of Deloitte & Touche periodically to review the nature and scope of services performed by that firm.

                 Deloitte & Touche has no interest in or relationship with the Corporation except in the capacity of independent public accountants, nor has that firm had any other interest or relationship with the Corporation in the past.

                 Representatives of Deloitte & Touche are expected to be present at the 2001 Annual Meeting. Such representatives will have the opportunity at the Annual Meeting to make a statement if they so desire and will be available to respond to appropriate shareholder questions.

             RECOMMENDATION OF THE CORPORATION'S BOARD OF DIRECTORS

                 The Board of Directors of the Corporation recommends that shareholders vote FOR this Proposal.
                  ---

Audit Fees

                 The aggregate fees billed by Deloitte & Touche for professional services rendered for the audit of the Corporation's annual financial statements for the fiscal year ended December 31, 2000 and for the reviews of financial statements included in the Corporation's Quarterly Reports on 10-QSB for the fiscal year ended December 31, 2000 and the filing of the corporation's annual federal and state tax returns were $63,500.

All Other Fees

                  The Corporation has not accrued any other fees, other than the services described above under "Audit Fees" for the fiscal year ended December 31, 2000.

                                  OTHER MATTERS

                 Management does not know of any other matters to come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment.

                 Please complete, sign and mail the enclosed white Proxy Card in the accompanying envelope promptly, whether or not you plan to attend the Annual Meeting.


                                            By Order of the Board of Directors,


                                            Philip E. Hughes, Jr.
                                            Secretary

                                   EXHIBIT "A"
                             AUDIT COMMITTEE CHARTER


          This Audit Committee Charter has been adopted by the Board of Directors of Madison Bancshares Group, Ltd. on May 16, 2000. The Audit Committee of the Board shall review and reassess this charter annually and recommend any proposed changes to the Board for approval.

Role and Independence:  Organization

          The Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, internal control and financial reporting practices of the Company. It may also have such other duties as may from time to time be assigned to it by the Board. The membership of the Committee shall consist of at least three directors, who are each free of any relationship that, in the opinion of the Board, may interfere with such member's individual exercise of independent judgment. Each Committee member shall also meet the independence and financial literacy requirements for serving on audit committees, and at least one member shall have accounting or related financial management expertise, all as set forth in the applicable rules of the NASDAQ. The Committee shall maintain free and open communications with the independent auditors, those designated with internal audit functions and Company management. In discharging its oversight role, the Committee is empowered to investigate any matter relating to the Company's accounting, auditing, internal control for financial reporting practices brought to its attention, with full access to all Company books, records, facilities and personnel. The Committee may retain outside counsel, auditors or other advisors.

          One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the CEO, CFO, and lead independent audit partner and the director of internal audit.

          The Committee shall meet at least four times a year, or more frequently as the Committee considers necessary. At least once each year the Committee shall have separate private meetings with independent auditors, management and those designated with internal audit functions.

Responsibilities

          Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall be responsible for:

          1. Recommending to the Board the independent auditors to be retained (or nominated for shareholders approval) to audit the financial statements of the Company. Such auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

          2. Evaluating, together with the Board and management, the performance of the independent auditors and, where appropriate, replacing such auditors.

          3. Obtaining annually from the independent auditor a formal written statement describing all relationships between the auditors and the Company, consistent with Independence Standards Board Standard Number 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any relationships that may impact the objectivity and independence to the auditors and shall take, or recommend that the Board take, appropriate actions to oversee and satisfy itself as to the auditors' independence.

          4. Reviewing the audited financial statements and discussing them with management and the independent auditors. These discussions shall include the matters required to be discussed under Statement of Auditing Standards No. 61 and consideration of the quality of the Company's accounting principals as applied in its financial reporting, including a review of particularly sensitive accounting estimates, reserves and accruals, judgmental areas, audit adjustments (whether or not recorded), and other such inquiries as the Committee or the independent auditors shall deem appropriate. Based on such review, the Committee shall make its recommendations to the Board as to the inclusion of the Company's audited financial statements in the Company's Annual Report on Form 10-K or 10-KSB.

          5. Issuing annually a report to be included in the Company's proxy statement as required by the rules of the Securities and Exchange Commission.

          6. Overseeing the relationship with the independent auditors, including discussing with the auditors the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditors full access of the Committee (and the Board) to report on any and all appropriate matters.

          7. Discussing with a representative of management and the independent auditors: (a) the interim financial information contained in the Company's Quarterly Report on Form 10-Q or 10-QSB prior to its filing, (b) the earnings announcement prior to its release, and (c) the results of the review of such information by the independent auditors. (These discussions may be held with the Committee as a whole or with the Committee chair in person or by telephone.

          8. Overseeing those designated with internal audit activities, including discussing with management and the internal audit function's organization, objectivity, responsibilities, plans, results, budget and staffing.

          9. Discussing with management, those designated with internal audit functions and the independent auditors the quality and adequacy of and compliance with the Company's internal controls.

          10. Discussing with management and/or the Company's general counsel any legal matters (including the status of pending litigation) that may have material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

          The Committee's job is one of oversight. Management is responsible for the preparations of the Company's financial statements and the independent auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management (including the internal audit staff) and the independent auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, auditing, internal control and financial reporting practices than the Committee does; accordingly the Committee's oversight role does not provide any expert or special assurance as to the financial statements and other financial information provided by the Company to its shareholders and others.

                                                   MADISON BANCSHARES GROUP, LTD.
                                              PROXY SOLICITED BY THE BOARD OF DIRECTORS
                                            Annual Meeting of Shareholders - May 15, 2001

     The undersigned shareholder of MADISON BANCSHARES GROUP, LTD. (the "Company"), revoking all previous proxies, hereby constitutes and appoints E. Cheryl Hinkle and Thomas J. Coletti, and each of them acting individually, as the attorney and proxy of the undersigned, with full power of substitution, for and in the name and stead of the undersigned, to attend the Annual Meeting of
Shareholders of the Company (the "Annual Meeting") to be held on Tuesday, May 15, 2001 at 3:00 P.M. at the Madison Bank Building,
1767 Sentry Parkway West, Blue Bell, Pennsylvania, 19422, and to vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at such Annual Meeting, and at any adjournment or postponement thereof;
provided, that said proxies are authorized and directed to vote as indicated with respect to the following matters:

1.   |_|  FOR all nominees for director named below.

     |_|  WITHHOLD AUTHORITY to vote for all nominees for director named below.

     |_|  FOR all nominees for director named below, except WITHHOLD AUTHORITY to vote for the nominee(s) whose name(s) is (are)
          lined through.
          Nominees: Vito A. DeLisi; Francis R. Iacobucci; Donald J. Reape; and Salvatore S. Paone

2.   |_|  FOR the ratification of the selection of Deloitte & Touche L.L.P. as the Company's independent accountant for 2001.

     |_|  AGAINST

     |_|  ABSTAIN

3.   In their discretion, the proxies will vote on such other business as may properly come before the meeting.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders. IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES FOR DIRECTOR AND "FOR" THE RATIFICATION OF THE SELECTION OF ACCOUNTANTS. This
proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

                                                                                       (Continued and to be signed on opposite side)





     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE ANNUAL REPORT, NOTICE OF SAID MEETING AND THE PROXY STATEMENT FURNISHED IN
CONNECTION THEREWITH. The undersigned also hereby ratifies all that the said attorneys and proxies may do by virtue hereof and hereby confirms that this proxy shall be valid and may be voted whether or not the shareholder's name is signed as set forth below or a seal is affixed or the description, authority or capacity of the person signing is given or other defect of signature exists.

     NOTE: PLEASE MARK, DATE AND SIGN THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. Please sign this proxy exactly as it appears in address below. If shares are registered in more than one name, all owners should sign full title. Corporations please sign with full corporate name by a duly authorized officer and affix the corporate seal.


                                                              Date ___________________________________________________________, 2001

                                                              ________________________________________________________________(SEAL)
                                                              (Shareholder's Signature)

                                                              ________________________________________________________________(SEAL)
                                                              (Shareholder's Signature)

                                                              ________________________________________________________________SHARES
